Exhibit 99.2 March 2024 DRIL-QUIP AND INNOVEX TO COMBINE CREATING UNIQUE ENERGY INDUSTRIAL PLATFORM

Disclaimer Important Information and Disclaimers This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” Historical financial results presented in this Presentation as averages or in last twelve months or annualized forms are not necessarily indicative of results that may be expected for any future period. Cautionary Statement Regarding Forward-Looking Statements This Presentation contains forward-looking statements about Dril-Quip, Inc. (“Dril-Quip” or “DRQ”) and Innovex Downhole Solutions, Inc. (“Innovex,” “INVX,” “we” or “us”) and their industry that involve substantial risks and uncertainties. Forward-looking statements are not statements of historical fact but instead are based on Dril-Quip’s and Innovex’s present beliefs and assumptions and on information currently available to them. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this Presentation are based upon Dril-Quip’s and Innovex’s historical performance and on Dril-Quip’s and Innovex’s current plans, estimates and expectations in light of information currently available to them. The inclusion of this forward-looking information should not be regarded as a representation by Dril- Quip or Innovex that the future plans, estimates or expectations contemplated by them will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions about future events that may or may not be correct or necessarily take place and that are by their nature subject to significant uncertainties and other factors, many of which are beyond Dril-Quip’s and Innovex’s control. These factors and risks include, but are not limited to: the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, risks related to the proposed transaction, including, the prompt and effective integration of Dril-Quip’s and Innovex’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Dril-Quip’s and Innovex’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction related issues , the impact of general economic conditions, including inflation, on economic activity and on Dril-Quip’s and Innovex’s operations, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, Dril-Quip’s and Innovex’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, and other factors detailed in Dril-Quip’s public filings with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any such statements are not guarantees of future performance and actual outcomes may vary materially from those indicated. The occurrence of any such factors, events or circumstances would significantly alter the results set forth in these statements. The forward-looking statements made in this Presentation relate only to events as of the date of this Presentation. Neither Dril-Quip nor Innovex undertake any obligation to publicly or otherwise update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if Dril- Quip’s and Innovex’s underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. Dril-Quip and Innovex caution that you should not place undue reliance on any of our forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for Dril-Quip and Innovex to predict those events or how they may affect them. Past performance is not a reliable indicator of future results. Important Information for Stockholders In connection with the proposed merger, Dril-Quip intends to file with the SEC, a registration statement on Form S-4 that will include a proxy statement/prospectus. Dril-Quip may also file other relevant documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Dril-Quip may file with the SEC. The definitive proxy statement/prospectus (if any when available) will be mailed to the stockholders of Dril-Quip. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED BY DRIL-QUIP WITH THE SEC IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Such stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Dril-Quip, Innovex and the proposed merger once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Additional information is available on Dril-Quip’s website, www.dril-quip.com. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Participants in the Solicitation Dril-Quip and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Dril-Quip’s directors and executive officers including a description of their interests in Dril-Quip is included in Dril-Quip’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Innovex and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dril-Quip stockholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. Industry Information We obtained the industry, market and competitive position data used throughout this Presentation from our own internal estimates and research, as well as from independent industry publications, government publications and other published independent sources. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this Presentation is reliable and based on reasonable assumptions, we have not independently verified the accuracy or completeness of any third-party information. Some data is also based on our good faith estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications. Forecasts and other forward-looking statements obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this Presentation. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Innovex, the underwriters or any of their respective affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this Presentation or its contents or otherwise arising in connection with this Presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed. The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice. Financial Information: Non-GAAP Financial Measures This Presentation contains unaudited financial information of Innovex for the year ended December 31, 2023. The 2023 unaudited financial information reflects Innovex’s preliminary estimates subject to the completion of its financial closing procedures and any adjustments that may result from the completion of the annual review of its 2023 financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in Innovex’s financial statements for the period when they are completed. These preliminary estimates may change, and those changes may be material. Innovex’s independent auditors have not audited, reviewed or performed any procedures with respect to these preliminary estimates. In addition, the financial information for Innovex for the years ended December 31, 2020, 2019 and 2018 has not been audited in accordance with the standards of the Public Company Oversight Board ( PCAOB ). This Presentation contains both financial measures prepared and presented in accordance with GAAP and non-GAAP financial measures, which are measurements of financial performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as a substitute for data prepared and presented in accordance with GAAP. These non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, and Return on Capital Employed ( ROCE ), are or have been used by Innovex’s management when evaluating results of operations and as otherwise described below. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Innovex’s management believes these non-GAAP financial measures provide users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for the other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see “Appendix: Supplemental Materials” within the Presentation for reconciliations of the non-GAAP financial measures included in the Presentation to our most directly comparable financial measures calculated and presented in accordance with GAAP. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of Innovex, Dril-Quip and other companies, which are the property of their respective owners. 2

Key Transaction Details • All-stock merger Transaction • Dril-Quip shareholders: ~52% Structure and Pro • Innovex shareholders: ~48% Forma Ownership • Dril-Quip expects to issue, in aggregate, ~33mm shares¹ • 9 member Board (including CEO): • 4 Independent Directors from Dril-Quip • 4 Directors from Innovex (including 2 independents) Board of Directors • John V. Lovoi (current Dril-Quip Chairman) to serve as Chairman of the combined company and Governance • Adam Anderson (Innovex) to be CEO and Kendal Reed (Innovex) to be CFO of the combined company • Amberjack Capital Partners agreed to certain shareholder restrictions and will have specified director nomination rights and customary registration rights • Combined company to be named Innovex International, Inc. Corporate Name and Trading Venue • Combined company expected to trade on NYSE under new symbol INVX • Unanimously approved by the boards of directors of both companies Closing and • Subject to Dril-Quip shareholder approval, regulatory approvals and satisfaction of other customary closing conditions Approvals • Expected to close in the third quarter of 2024 ¹ Represents illustrative share issuance based on Dril-Quip’s common shares, restricted shares and PSUs currently outstanding. Actual number of shares issued shall be determined at transaction close. 3

Combination Creates Unique Energy Industrial Platform Our VISION is to create the global leader in well-centric products and technologies through organic, customer-linked innovations and disciplined acquisitions to drive absolute returns for our investors Curated Portfolio of Complementary, Mission Critical Products 1 2 Diversified Presence Across the Most Attractive Global Markets No Barriers Culture Will Unleash Teams and Drive Innovation 3 Capital Light, High Return (ROCE) Model 4 Net Cash Position and Strong Free Cash Flow Generation Support Growth 5 Note: Return on Capital Employed is a non-GAAP measure defined as operating profit after tax divided by average capital employed (the combined values of debt, shareholders’ equity and noncontrolling interests). 4

Combination Delivers A Resilient Portfolio of Products With Diverse Geographic End Markets 1 1 2023 Combined Revenue ($mm) 2023 Combined Adjusted EBITDA ($mm) $30 ◼ Innovex ◼ Innovex $478 $1,034 $221◼ Dril-Quip $556 $59 ◼ Dril-Quip $132 ◼ Synergies 2023 Combined Revenue by End Market 2023 Combined Revenue by Offering 16% ◼ Single Use Product Sales ◼ International / 10% 44%◼ Proprietary Offshore Global and Primarily Rental Tools 56% Diverse Single Use ◼ North American ◼ Product 3 Onshore Connected 74% Services 2 Maintains Strong Balance Sheet: Pro Forma Net Cash as of December 31, 2023 of $99 million Note: Innovex 2023 metrics reflect unaudited financials. | ¹ Pro forma 2023 Adj. EBITDA includes $30 million of run rate pre-tax synergies. Adj. EBITDA is a non-GAAP measure that Innovex defines as net income before interest expense, income tax expense, depreciation and amortization, and other expense, net, further adjusted to exclude certain items which Innovex believe are not reflective of ongoing performance or which are non- cash in nature. Dril-Quip 2023 Revenue and Adj. EBITDA are pro forma for full year impact of Great North. Adj. EBITDA is a non-GAAP measure that Dril-Quip defines as net income excluding income taxes, interest 5 income and expense, depreciation and amortization expense, stock-based compensation, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. See appendix for reconciliation to nearest GAAP measures. ² Includes anticipated distributions and excludes transaction expenses. ³ Includes U.S. and Canada.

Dramatic Increase In Profitability and Free Cash Flow Synergies drive immediate accretion; complementary portfolios provide further upside 1 1 2023 Adjusted EBITDA ($mm) 2023 Adjusted EBITDA Margin $265 26% $221 21% $191 18% 12% $59 DRQ Combined Combined Target DRQ Combined Combined Target Company Company + Upside Company Company + Upside Run Rate Cost Run Rate Cost Synergies Synergies 2023 Free Cash Flow Per Share ($/share) 2023 Earnings Per Share ($/share) $1.04 $1.73 $0.87 $1.44 $0.52 $1.10 $(0.70) $0.02 DRQ Combined Combined Target DRQ Combined Combined Target Company Company + Upside Company Company + Upside Run Rate Cost Run Rate Cost Synergies Synergies Note: Metrics include $30 million of run rate pre-tax synergies and assume a 21% tax rate. Financial metrics exclude potential impact of purchase price adjustments. Adj. EBITDA, Adj. EBITDA Margin, and Free Cash Flow are non-GAAP measures. We define Dril-Quip and Combined Company Adj. EBITDA margin as Adj. EBITDA divided by Revenue. We define Dril-Quip and Combined Company Free Cash Flow as Cash Flow from Operations less Purchase of PP&E. See appendix for reconciliation to nearest GAAP measures. | ¹ Dril-Quip 2023 Adj. EBITDA is pro 6 forma for full year impact of Great North. Innovex 2023 financials reflects unaudited financials.

Overview of Innovex Today Leading provider of engineered mission critical and single use products Summary 2023 Innovex Revenue by End Market • Global leader in well-centric engineered products and technologies – sold products in 70 countries in 2023 14% 42% • Provides mission critical products that are single use in 66% 34% nature 20% • Proven high margin, capital-light business model 24% • Diversified exposure across the well lifecycle 1 ◼ North American Onshore◼ Middle East◼ U.S. GOM ◼ International / Offshore◼ Latin America◼ Rest of World 2 2023 Innovex Revenue by Well Lifecycle 2018 – 2023 Innovex Adjusted EBITDA ($mm) 2 Adjusted EBITDA Margin : 21% 22% 15% 14% 22% 24% $132 30% ◼ Well Construction 40% $102 ◼ Well Completions $71 ◼ Well Production and $59 Intervention $41 $29 30% 2018 2019 2020 2021 2022 2023 Note: Innovex 2023 financials reflect unaudited financials. | ¹ Includes U.S. and Canada. ² Adj. EBITDA and Adj. EBITDA Margin are non-GAAP measures. See appendix for reconciliation to nearest GAAP measures. 7

Innovex’s No Barriers Culture No Barriers between our customers and our employees No Barriers to our ongoing success Big Impact, Customer Small Ticket Centric Products Disciplined Flat, Lean and Acquisitions Unbureaucratic & Divestitures Organization Empowered Rapid Response Employees to Market Needs Relentless Innovation 8

Magnet for Customer Led Innovation Unique No Barriers culture underpins relentless, proven innovation cycle The Technology Feedback Loop Recent Results of Innovation Model Engineering + R&D Prototyping + Rapid Customer Feedback Response Manufacturing Technical Sales / Direct-to-End User Field Service Product Sales Large Deepwater producer required Large Permian producer wellhead qualified liner required more capable hanger seal to facilitate liner system for longer Iterative process of engineering, manufacturing and field trials to larger tubing sizes and complex laterals solve customer challenges production rates 9

Vision + Culture Will Enable Market Leading Results Combined scale and shared best practices to drive step change in corporate ROCE Leading Top Line Growth Consistently High Margins 1 (2018 – 2023 Revenue Per Share CAGR) (2018 – 2023 Average Adj. EBITDA Margin) 28% 7% 7% 21% 6% 20% 18% 17% 4% 9% (0)% (0)% INVX DRQ S&P 500 Industrials Big Three Energy INVX DRQ S&P 500 Industrials Energy Big Three Equipment Equipment Negligible Capex Strong Returns 2 (2018 – 2023 Average Investment in PP&E as % of Revenue) (2018 – 2023 Average Annual ROCE) 8% 17% 16% 14% 6% 5% 5% 5% 3% (2)% (4)% (4)% INVX DRQ Industrials Energy Big Three S&P 500 Equipment INVX DRQ Industrials S&P 500 Big Three Energy Equipment Source: FactSet and Public Disclosure. | Note: S&P 500 represents the median metric for current constituents. Industrials represents the median metric for S&P 500 Industrial constituents. Energy Equipment includes NOV, ChampionX, Cactus Wellhead and Expro. Big 3 includes Baker Hughes, Halliburton and SLB. Innovex 2023 financials reflects unaudited 2023 financials. Innovex’s financials in 2018, 2019 and 2020 were subject to non-PCAOB audits. | ¹ Adj. EBITDA and Adj. EBITDA Margin are non-GAAP measures. Innovex defines Adj. EBITDA as net income before interest, income tax, depreciation and amortization, and other expense, net, further adjusted to exclude certain items which we believe are not reflective of ongoing performance or which are non-cash. Dril-Quip defines Adj. EBITDA as net income excluding income taxes, interest income and expense, depreciation and amortization expense, stock-based compensation, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be 10 considered non-recurring. ² ROCE is a non-GAAP measure defined as operating profit after tax divided by average capital employed (the combined values of debt, shareholders’ equity, and noncontrolling interests). Innovex 2020 ROCE excludes post 2020 audit private to public company accounting write-down of $43 million.

A Complementary Portfolio of Curated, High Margin Onshore Products & Services 1 Represents ~2% of the cost of an average North American land well Our Onshore Wellbore Complementary Business Model Product Legend ◼ ✓ Big Impact, Small Ticket ◼ Wellhead Penetrator ✓ Single use / consumable products ✓ Durably high margins / low capital intensity ✓ >50% revenue from products with top-3 market position Wellhead Solutions Growth Upsides ✓ Leverage Innovex’s leading U.S. infrastructure to Expandable and expand Dril-Quip’s wellhead business in the U.S. Conventional Liner Hanger onshore market ✓ Leverage Dril-Quip’s strong Canadian infrastructure to grow Innovex’s onshore product suite in Canada Stage Tools Float Equipment Toe Sleeve Cementing Plugs Centralizers Reamer Shoes Frac Plugs Inflatable Packers 1 Illustrative Permian, Delaware well via Rystad Energy, excluding facility costs. 11

A Complementary Portfolio of Curated, High Margin Offshore Products & Services 1 Core products represent ~4% of the cost of an average offshore well Our Deepwater Subsea Wellbore Complementary Business Model Product Legend ◼ ✓ Big Impact, Small Ticket ◼ ✓ Single use / consumable products ✓ Sustained growth in high moat markets ✓ >50% revenue from products with top-3 market Subsea Wellheads position Growth Upsides ✓ Package Innovex’s casing mounted equipment with Dril-Quip’s deepwater liners, wellheads and Deepwater Centralization Technologies connectors ✓ Leverage combined footprint in the Middle East to High Performance Casing Connectors drive faster growth Expandable and Conventional Liner Hangers SwivelMaster Deepwater Cementing Tool Systems ¹ AFE excludes subsea production systems. 12

Next Steps: Ignite and Invigorate the Combined Company Embrace a singular No Barriers corporate culture Leverage legacy Dril-Quip technology, brand and expertise Radically simplify combined business Drive outsized organic growth by leveraging complementary products, technologies, infrastructure and customer relationships Create the leading well centric product and technology company Execute on generationally attractive M&A opportunity set 13

Proven Track Record of Successful Integrations Merger fits established playbook for driving exceptional shareholder returns 2016 - Innovex Formed 2021 - Rubicon 2023 - DWS from Merger of Team, Acquisition Minority Investment Antelope & IsoTech 2019 - QCI 2022 - Pride Acquisition Acquisition Approach Result ✓ Methodical strategic framework✓ Complementary and curated portfolio of products with strong industrial logic ✓ Bespoke approach drives seamless integration ✓ Single operating model across entire company ✓ Lean, simple and focused operating model ✓ Low overhead costs with intense customer focus ✓ Continuous evaluation of businesses and product lines ✓ Rationalized businesses that did not create value ✓ Constant innovation to grow market share and extend competitive moat✓ Leading market share in most product lines in which we compete Note: For illustrative purposes only, non-exhaustive summary of Innovex M&A transactions. 14

Significant Cost Synergy Opportunities Meaningful value creation Total Annual Cost Synergies: At least $30mm, anticipate 50% realized within 12 months, 100% realized within 24 months 1 Duplicative Corporate Functions Opportunities Enhance Strong, Competitive Margin 21% 2 Indirect Costs 18% 3 Manufacturing Optimization 4 Enhance Product Lines and Operations 5 Supply Chain and R&D Efficiency Combined Company Combined Company + 6 Facilities and Other Opportunities Run Rate Cost Synergies Note: Pro forma 2023 Adj. EBITDA includes $30 million of run rate pre-tax synergies. Adj. EBITDA is a non-GAAP measure that we define as net income before interest expense, income tax expense, depreciation and amortization, and other expense, net, further adjusted to exclude certain items which Innovex and Dril-Quip believe are not reflective of our ongoing performance or which are non-cash in nature. See appendix for reconciliation to nearest GAAP measures. | ¹ 2023 Adj. EBITDA for Combined Company includes full year impact of Great North. Innovex 2023 15 metrics represent unaudited financials. 2023 Adj. EBITDA Margin¹

Meaningful Opportunities for Revenue Synergies Multiple ways to win across our global footprint Commercial Synergy Opportunities Global Geographic Footprint¹ ✓ Market Dril-Quip’s onshore wellheads (Great North) into U.S. market using Innovex infrastructure ✓ Grow Innovex’s product suite in Canada by leveraging Dril-Quip infrastructure Innovex Dril-Quip ✓ Leverage Dril-Quip brand name and customer relationships in offshore / subsea market to sell Innovex products 2 Pro Forma 2023 Revenue By Region ✓ Combine Innovex product suite with Dril-Quip liner hanger offerings ◼ International / 44% Offshore Global and Diversified 56%◼ North American 3 Onshore ✓ Increase global scale and footprint in growing markets (Saudi Arabia, Mexico, South America, Asia Pacific) ¹ Locations do not represent an exhaustive list. ² 2023 Innovex metrics represent unaudited financials. Dril-Quip 2023 revenue is pro forma for full year impact of Great North. ³ Includes U.S. and Canada. 16

Combination Creates Unique Energy Industrial Platform Our VISION is to create the global leader in well-centric products and technologies through organic, customer-linked innovations and disciplined acquisitions to drive absolute returns for our investors Curated Portfolio of Complementary, Mission Critical Products 1 2 Diversified Exposure to the Most Attractive Global Markets No Barriers Culture Will Unleash Teams and Drive Innovation 3 Capital Light, High Return (ROCE) Model 4 Net Cash Position and Strong Free Cash Flow Generation Support Growth 5 Note: Return on Capital Employed is a non-GAAP measure defined as operating profit after tax divided by average capital employed (the combined values of debt, shareholders’ equity and noncontrolling interests). 17

Appendix: Supplemental Materials

Combined Net Income to Adjusted EBITDA Reconciliation 2023 Dril-Quip Innovex Cost Synergies Pro Forma ($ in millions) Net Income $1 $74 $24 $98 (+) Net Interest Expense (8) 6 -- (3) (+) Income Tax Provision 13 20 6 40 (+) Depreciation and Amortization Expense 30 23 -- 53 1 3 (-) Other Expense / (Income) 13 (2) -- 10 (+) EBITDA Contribution from Minority Investment -- 5 -- 5 (+) Great North PF Adjustment 13 -- -- 13 2 4 (+) Non-Recurring Expenses (2) 7 -- 5 Adjusted EBITDA $59 $132 $30 $221 Note: Innovex's 2023 financials reflects unaudited financials. See Disclaimer-Financial Information; Non-GAAP Financial Measures. | ¹ Includes stock-based compensation, change in fair value of earn-out liability and other expense. ² Includes restructuring, acquisition costs, gain on asset sale, and gain / loss on foreign currency. ³ Primarily represents foreign currency exchange gain/loss, the elimination of earnings from minority investment, and other non-operating items. ⁴ Reflects stock-based compensation, transaction related expenses, 19 acquisition integration expenses, and IPO preparation expenses.

Combined Free Cash Flow Reconciliation 2023 1 2 Dril-Quip Innovex Cost Synergies Pro Forma ($ in millions) Cash Flow From $8 $76 $24 $107 Operating Activities Purchase of Property, (33) (15) -- (48) Plant, and Equipment Free Cash Flow ($25) $60 $24 $59 ¹ Reflect unaudited financial statements. See Disclaimer–Financial Information; Non-GAAP Financial Measures. ² Reflects 21% tax rate assumption and assumes 100% of book tax impact of synergies applied to cash taxes. 20

Innovex Reconciliation to Non-GAAP Metrics Adjusted EBITDA and Adjusted EBITDA Margin 1 3 3 3 2023 2022 2021 2020 2019 2018 ($ in millions) Revenue $556 $467 $295 $189 $325 $277 Net Income 74 63 10 (5) 32 35 Interest Expense 6 4 2 2 4 4 Income Tax Expense 20 10 4 2 9 (4) Depreciation and Amortization 23 18 18 24 22 19 EBITDA $123 $95 $34 $23 $68 $54 2 Other Expense, Net (2) (0) (2) (1) (2) 0 Other Adjustments 12 7 9 7 5 4 Adjusted EBITDA $132 $102 $41 $29 $71 $59 Adjusted EBITDA Margin 24% 22% 14% 15% 22% 21% ¹ Innovex’s 2023 financials reflect unaudited financials. See Disclaimer – Financial Information; Non-GAAP Financial Metrics. ² Primarily represents foreign currency exchange gain/loss, gain/loss related to disposal of assets, equity income/loss from minority investment, and other non-operating items. ³ 2020, 2019 and 2018 financial information has not been audited in accordance with PCAOB standards. 21

Dril-Quip Reconciliation to Non-GAAP Metrics Adjusted EBITDA and Adjusted EBITDA Margin 2023 2022 2021 2020 2019 2018 ($ in millions) Revenue $478 $362 $322 $365 $415 $385 Net Income 1 (2) (128) (31) 2 (96) Interest Expense (8) (4) 0 (2) (8) (8) Income Tax Expense 13 6 3 (31) 9 (19) Depreciation and Amortization 30 29 30 32 34 35 1 13 (10) 95 50 1 91 Other Expense, Net Stock Based Compensation 11 10 15 13 16 13 Adjusted EBITDA $59 $30 $15 $32 $54 $17 Adjusted EBITDA Margin 12% 8% 5% 9% 13% 5% Note: 2023 Revenue and Adj. EBITDA are pro forma for full year impact of Great North. | ¹ Primarily represents impairments, restructuring and other charges, gain on sale of property, plant, and equipment, foreign currency transaction gain, and acquisition cost. 22

Innovex Reconciliation to Non-GAAP Metrics Return on Capital Employed (ROCE) 1 3 3 3 2023 2022 2021 2020 2019 2018 ($ in millions) Income From Operations $97 $77 $14 ($1) $44 $35 Income Tax Expense 20 10 4 2 9 (4) Operating Profit After Tax $77 $67 $10 ($3) $34 $39 Beginning Debt 90 39 26 65 83 63 Beginning Equity 251 181 91 135 51 31 Ending Debt 51 90 39 26 65 83 Ending Equity 329 251 181 130 135 51 Average Capital Employed $360 $280 $168 $178 $167 $114 2 ROCE 21% 24% 6% (2)% 21% 34% ¹ Innovex's 2023 financial statements reflect unaudited financials. See Disclaimer – Financial Information; Non-GAAP Financial Measures. ² 2020 ROCE excludes post 2020 audit private to public company accounting write-down of $43 million. ³ 2020, 2019 and 2018 financial information has not been audited in accordance with PCAOB standards. 23

Dril-Quip Reconciliation to Non-GAAP Metrics Return on Capital Employed (ROCE) 2023 2022 2021 2020 2019 2018 ($ in millions) Income From Operations $5 $0 ($125) ($64) $3 ($123) Income Tax Expense 13 6 3 (31) 9 (19) Operating Profit After Tax ($8) ($6) ($128) ($32) ($6) ($103) Beginning Debt 0 0 0 0 0 0 Beginning Equity 872 897 1,042 1,091 1,096 1,294 Ending Debt 0 0 0 0 0 0 Ending Equity 881 872 897 1,042 1,091 1,096 Average Capital Employed $877 $885 $969 $1,066 $1,093 $1,195 ROCE (1)% (1)% (13)% (3)% (1)% (9)% 24